UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 23, 2002
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CRITICAL PATH, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-25331 (COMMISSION FILE NUMBER)	91-1788300 (I.R.S. EMPLOYER IDENTIFICATION NO.)

350 THE EMBARCADERO, SAN FRANCISCO, CALIFORNIA 94105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(415) 541-2500
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events.

On December 30, 2002, we announced the receipt of a NASDAQ Staff Determination that we failed to comply with the minimum bid price requirement for continued listing on The NASDAQ National Market, and that our common stock is therefore subject to delisting from The NASDAQ National Market. However, we have requested a hearing before a NASDAQ Listing Qualifications Panel to review the Staff Determination and our plans to achieve compliance with the continued listing requirements. A hearing date has been set for January 30, 2003. Our common stock will continue to trade on The NASDAQ National Market pending the panel’s decision after the hearing.

A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated December 30, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC

Date: December 30, 2002	/s/ Laureen DeBuono

Laureen DeBuono Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 23, 2002

Exhibit	Description

99.1	Press Release dated December 30, 2002